Exhibit 99.01

June 3, 2010
David A. Steyn
Chief Operating Officer
AllianceBernstein L.P.
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Certain statements provided by management in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and
“Cautions Regarding Forward-Looking Statements” in AllianceBernstein’s Form 10-K for the year ended December
31, 2009 and Form 10-Q for the quarter ended March 31, 2010. Any or all of the forward-looking statements made in this presentation, Form 10-K, Form 10-Q, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions Regarding Forward-Looking Statements”, and
those listed above, could also adversely affect AllianceBernstein’s financial condition, results of operations and business prospects.
Cautions Regarding Forward-Looking Statements

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Investment Performance
✓
Operating Leverage
✓
Sellside Research Leadership
✓
Asset Flow Trends
✓
Agenda

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As of March 31, 2010
Past Performance is no guarantee of future results. The returns and rankings presented are net of mutual fund A-share expense ratios. Peak-to-Trough time period is defined as October 9, 2007 through March 9, 2009. Trough-to-Present is defined as March 9, 2009 through March 31, 2010. The Value Fund is part of the Bernstein Diversified Value (Russell 1000 Value). Global Value Fund
is in the Lipper Global Large-Cap Value Universe; International Value Fund is in the International Large Cap Value Funds Universe; Value Fund is in the Lipper Large Cap Value Funds Universe
Composite. Source: Lipper and AllianceBernstein
Lipper Percentile Ranks
Improved Competitive Performance: Value Equities

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As of March 31, 2010
Past Performance is no guarantee of future results. The returns and rankings presented are net of mutual fund A-share total expense ratios. Peak-to-Trough time period is defined as October 9,
2007 through March 9, 2009. Trough-to-Present is defined as March 9, 2009 through March 31, 2010. Global Growth Fund is part of the Alliance Global Research Growth composite and is measured against the Lipper Global Large Cap Growth Category; International Growth Fund is part of the Alliance International Research Growth All Country composite and is part of the Lipper
International Large Cap Growth Category. Small/Mid Cap Growth Fund is part of the Mid Cap Growth Category. Source: Lipper and AllianceBernstein
Lipper Percentile Ranks
Improved Competitive Performance: Growth Equities

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As of March 31, 2010
*33% Barclays Capital US High Yield 2% Constrained Index, 33% JPMorgan EMBI Global, 33% JPMorgan GBI-EM
Past Performance is no guarantee of future results. The returns and rankings presented are net of mutual fund A-share total expense ratios. Peak-to-Trough time period is defined as October 9,
2007 through March 9, 2009. Trough-to-Present is defined as March 9, 2009 through March 31, 2010. Global Bond Fund is part of Lipper Global Income Funds Category; High Income Fund is part of Lipper High-Current Yield Funds Category; Intermediate Diversified Municipal Bond Fund is part of Lipper Intermediate Municipal Debt Funds Category. Source: Lipper and AllianceBernstein
Lipper Percentile Ranks
Improved Competitive Performance: Fixed Income

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Percentages are calculated using AUM rounded to the nearest million. 2009 average is based on an average of the four quarterly figures.
Asset Flow Trends have Improved: Private Client

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Asset Flow Trends have Improved: Retail

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Percentages are calculated using AUM rounded to the nearest mill ion. 2009 average is based on an average of the four quarterly figures
Asset Flows
($19)
($17)
($15)
($13)
($11)
($9)
($7)
($5)
($3)
($1)
$1
$3
$5
2009 Avg
1Q10
Gross Sales
Gross Outflows
Net Flows
Asset Flows
($19)
($17)
($15)
($13)
($11)
($9)
($7)
($5)
($3)
($1)
$1
$3
$5
2009 Avg
1Q10
Gross Sales
Gross Outflows
Net Flows
Billions
■
Net outflows have improved due primarily to
decreased terminations
■
Pipeline of awarded but unfunded mandates
increased 86% to $5.2 billion from 2009 trough;
continued growth 2Q10 QTD
■
Consultant relations have improved as
consultants regain comfort with AB stability
■
Sales activity:
●
Solid sales of Global Fixed Income to global
clients due to strong performance
●
Strong performance has lead to sales in
emerging markets and regional value equities
services
●
Defined Contribution heating up
-
recent
increase in Target Date RFP activity
Asset Flows
($19)
($17)
($15)
($13)
($11)
($9)
($7)
($5)
($3)
($1)
$1
$3
$5
2009 Avg
1Q10
Gross Sales
Gross Outflows
Net Flows
Asset Flows
4.1
3.5
(18.5)
(12.1)
(14.4)
(8.6)
($19)
($17)
($15)
($13)
($11)
($9)
($7)
($5)
($3)
($1)
$1
$3
$5
2009 Avg
1Q10
Gross Sales
Gross Outflows
Net Flows
■
Net outflows have improved due primarily to
decreased terminations
■
Pipeline of awarded but unfunded mandates
increased 86% to $5.2 billion from 2009 trough;
continued growth 2Q10 QTD
■
Consultant relations have improved as
consultants regain comfort with AB stability
■
Sales activity:
●
Solid sales of Global Fixed Income to global
clients due to strong performance
●
Strong performance has lead to sales in
emerging markets and regional value equities
services
●
Defined Contribution heating up
-
recent
increase in Target Date RFP activity
Asset Flow Trends have Improved: Institutions

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Engaging to Become a Trusted Partner

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New Product Initiatives Add Flexibility

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Dynamic Asset Allocation Is Responsive to Client Needs

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Sellside Research Leadership being Leveraged

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Sellside Research Leadership being Leveraged

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Operating Leverage has Increased

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